SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 2, 2005 (January 31, 2005)
Date of Report (Date of Earliest Event Reported)

EZ2 COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction
of incorporation or organization)

000-29449
(Commission File Number)

88-0428896
(IRS Employer Identification No.)
200 SE First Avenue, Suite 620
Miami, Florida 33131
(Address of principal executive offices) (Zip Code)

(305) 577-5990
(Registrant's Telephone Number, Including Area Code)

EDGAR FILING.NET, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2005, the Registrant’s principal operating subsidiary EZ2 Companies.com, Inc. (“EZ2Co.”) executed a Promissory Note in favor of Robert Weidenbaum, a shareholder and holder of a $500,000 Convertible Promissory Note with the Registrant (the “Lender”). Pursuant to the terms of the Promissory Note, the Lender advanced the sum of two hundred fifty thousand dollars ($250,000.00) to EZ2Co. with interest at the rate of six percent (6%) per annum due on or before April 1, 2005.

EZ2Co.’s performance under the Promissory Note is secured by the pledge by EZ2Co. and Otto Bethlen, the Registrant’s President and Chief Executive Officer, of their 37,357,350 and 10,000,000 shares, respectively, of the Registrant’s common stock (the “Pledged Shares”). If EZ2Co. fails to repay the loan amount when due, the Lender will have the right, among other remedies, to transfer the Pledged Shares in his name.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No. Description

    Promissory Note between EZ2 Companies.com, Inc. and Robert Weidenbaum dated January 25, 2005

    Pledge Agreement among EZ2 Companies.com, Inc., Otto Bethlen and Robert Weidenbaum dated January 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 2, 2005

EZ2 COMPANIES, INC.

By: /S/ Otto Bethlen

Name: Otto Bethlen

Title: President, CEO

ITEM 9.1 Promissory Note between EZ2 Companies.com, Inc. and Robert Weidenbaum dated January 25, 2005

PROMISSORY NOTE

$250,000 January 25, 2005

Miami, Florida

FOR VALUE RECEIVED, EZ2 COMPANIES.COM, INC., a Florida corporation (“Borrower”), hereby covenants and promises to pay to the order of ROBERT WEIDENBAUM (the “Holder”), Two Hundred Fifty Thousand Dollars ($250,000), together with interest at the rate of six (6) percent per annum, in lawful money of the United States of America, payable on April 1, 2005 (the “Due Date”). All principal, interest and other costs hereunder shall be due and payable to the Holder of this Promissory Note (the “Note”).

Borrower shall have the right to prepay, without penalty, all or any part of the unpaid balance of this Note at any time on ten (10) days prior written notice; provided, however, that any partial prepayment shall be applied upon the installments of principal and interest in the inverse order of their becoming due, and upon making any such prepayment in full, Borrower shall pay to the Holder all interest owing pursuant to this Note. Borrower shall not be entitled to re-borrow any prepaid amounts of the principal, interest or other costs or charges. Borrower is duly authorized to enter into this Note. This Note may not be assigned without the Holder’s prior written permission.

Further, it is agreed that if any installment of principal and/or interest on this Note is not paid when due, the entire unpaid portion of this Note and all sums payable hereunder may be declared immediately due and payable at the option of the Holder. After the maturity date of this Note, whether by acceleration or otherwise, interest shall accrue on the principal amount, and accrued interest thereon remaining unpaid at an interest rate equal to 15% per annum or the highest lawful rate, whichever is lower, until paid. All payments of principal and interest under this Note are to be made to the Holder at 1300 Coral Way, Suite 308, Miami, Florida 33145, or at such other address as the Holder may, from time to time, designate in writing.

This Note is secured by securities held under a Pledge Agreement of even date herewith by Borrower and Otto Bethlen, the President of Borrower, in favor of the Holder (the "Pledge Agreement"). Borrower and the Holder acknowledge that the Note is enforceable, valid and binding upon and by the parties hereto. If for any reason, any court authority or governmental entity declares this Note invalid, unlawful or against public policy, then, the parties hereto acknowledge that neither the obligation of the Borrower to repay the Note, nor any of the covenants, obligations or representations of the parties contained within the Pledge Agreement shall be affected by such declaration.

Borrower shall pay to the Holder, on demand, each cost and expense (including, without limitation, reasonable attorneys' fees and all costs of suit) incurred by the Holder in (a) collecting any of the outstanding principal of this Note, any interest owing pursuant to this Note and remaining unpaid, or any other amount owing by Borrower to the Holder pursuant to this Note and remaining unpaid or (b) preserving or exercising any right or remedy of the Holder pursuant to this Note.

All amounts owing pursuant to this Note and remaining unpaid shall, without notice, demand, presentment or protest of any kind (each of which is waived by Borrower) automatically become due (a) if any of Borrower commences or has commenced against it any bankruptcy or insolvency proceedings, (b) if all or substantially all of the business, assets or interests of Borrower, are sold or transferred by Borrower in any manner, or (c) an event of default occurs under the Pledge Agreement.

Failure or delay by the Holder in exercising, or a single or partial exercise of any power or right hereunder, shall not operate as a waiver thereof or of any other power or right or preclude any future exercise of that or any other power or right. A waiver of any power or right hereunder shall be in writing, shall be limited to the specific instance, and shall not be deemed a waiver of such power or right in the future, or a waiver of any other power or right.

This Agreement may only be amended, canceled or discharged, except upon satisfaction by the Borrower of the obligations herein, in a writing signed by parties herein. This Agreement shall be binding upon and inure to the benefit of (a) the heirs, executors and legal representatives of either Holder upon such Holder’s death and (b) any successor of the Borrower. Any such successor of Borrower shall be deemed substituted for Borrower under the terms of this Note for all purposes. As used herein, “successor” shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Borrower.

This Agreement shall be construed and interpreted in accordance with the laws of the State of New York without reference to conflict of laws principle. Venue for any action commenced by a party herein shall be proper if brought in the appropriate court of competent jurisdiction in either New York County, State of New York, or Broward County, State of Florida.

Dated: Miami, Florida

January 25, 2005

EZ2 COMPANIES.COM., INC.

By:___/s/ Otto Bethlen_______ Name: Otto Bethlen

Title: President, Director

ITEM 10.2. Pledge Agreement among EZ2 Companies.com, Inc., Otto Bethlen and Robert Weidenbaum dated January 25, 2005.

PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated January 25, 2005, by and between EZ2 COMPANIES.COM., INC., a Florida corporation (the “Pledgor”) and OTTO BETHLEN, a resident of the State of Florida (“Co-Pledgor”), and ROBERT WEIDENBAUM, a resident of the State of Florida, (the “Pledgee”).

W I T N E S S E T H

WHEREAS, the Pledgor and Co-Pledgor are the owners of 47,357,350 shares, par value $.001 per share (the “Shares”), of the common stock of EZ2 Companies.com., Inc., a Nevada corporation (“EZTO”);

WHEREAS, as evidenced by a Promissory Note of even date herewith, Pledgor has borrowed the sum of Two Hundred Fifty Thousand Dollars ($250,000) from Pledge (the “Note”);

WHEREAS, to induce the Pledgee to make a loan to Pledgor and to serve the repayment of the Note, Pledgor and Co-Pledgor have agreed to pledge the shares in favor of Pledgee, pursuant to the terms and conditions of this Agreement; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor hereby agrees as follows:

1. Defined Terms. As used herein, the following terms shall have the following meanings:

"Agreement" shall mean this Pledge Agreement, as the same may from time to time be amended or supplemented.

"Pledged Stock" shall mean the Shares together with the certificates therefor, and any additional shares, certificates or other property received pursuant to Section 3 of this Agreement.

"Security Interest" shall have the meaning provided in Section 2(a) of this Agreement.

"UCC" shall have the meaning provided in Section 5(c) of this Agreement.

Capitalized terms used by not defined herein shall have the same meaning as ascribed to such terms in the Note.

2. Pledge.

(a) As security for the full payment and performance of the obligations under the Note, the Pledgor and Co-Pledgor hereby pledge, assign, hypothecate, mortgage, transfer and deliver to the Pledgee all of their rights and interest in and to the Pledged Stock (together with appropriate undated stock powers duly executed in blank) and hereby grants to the Pledgee, as collateral security for the payment and performance when due of all the obligations under the Note, a continuing first priority security interest in the Pledged Stock, together with all additions thereto, substitutions and replacements thereof (the "Security Interest").

(b) The Pledgor and Co-Pledgor herewith deposit with the Pledgee, and the Pledgee acknowledges receipt of, certificates representing the Pledged Stock. The Pledgee hereby accepts delivery of the Pledged Stock and shall hold the Pledged Stock pursuant to this Agreement. The certificates representing the Pledged Stock are accompanied by undated stock powers endorsed in blank for transfer.

3. Stock Dividends, Distributions, etc. Subject to Section 5 hereof, if, while this Agreement is in effect, the Pledgor shall become entitled to receive any shares of stock (including, without limitation, a distribution in connection with any reclassification, increase or reduction of capital or in connection with any reorganization), or any option or right to acquire shares of stock, in substitution of, or in exchange for, any shares of Pledged Stock, or shall receive any stock dividend with respect to any shares of Pledged Stock, the Pledgor and Co-Pledgor agree to pledge the same as additional collateral security for the obligations under the Note, such shares shall become part of the Pledged Stock, the Pledgor and Co-Pledgor shall deposit with the Pledgee the certificates representing such shares (together with appropriate undated stock powers duly executed in blank), and the Pledgee shall hold such additional shares of Pledged Stock pursuant to this Agreement. Any sums paid upon or in respect of the Pledged Stock upon the recapitalization, reorganization, liquidation or dissolution of the issuer thereof shall be paid over to the Pledgee, as additional collateral security for the payment of the obligations under the Note.

4. Representations and Warranties. The Pledgor and Co-Pledgor hereby represent and warrant that:

(a) Except for the security interest granted to the Pledgee pursuant to this Agreement, the Pledgor and Co-Pledgor are the sole owners of the Pledged Stock, having good and valid title thereto, free and clear of any and all liens, claims, encumbrances, security interests, attachments, charges, rights or equitable rights of any other persons.

(b) All books, records and documents relating to the Security Interest are genuine, true and correct and in all respects what they purport to be.

(c) The security interest granted to the Pledgee pursuant to this Agreement constitutes and creates a valid and continuing and first, prior and perfected lien on and first security interest in the Security Interest in favor of the Pledgee.

(d) The Pledged Stock delivered to the Pledgee pursuant to this Agreement is fully paid and is non-assessable as of the date of issuance. There are no options, warrants, convertible securities or other securities exchangeable, convertible or issuable into any of the Pledged Stock or that give the holder thereof any rights, directly or indirectly, to any of the Pledged Stock.

5. Covenants and Agreements. The Pledgor and Co-Pledgor hereby agree that, so long as the Note has not been terminated, the Pledgor and Co-Pledgor shall:

(a) Defend the Security Interest against all claims and demands of all Persons (other than the Pledgee) at any time claiming the same or any interest therein.

(b) Furnish to the Pledgee such information concerning the Security Interest as the Pledgee may from time to time reasonably request, and will allow the Pledgee to inspect and copy, or will furnish the Pledgee with copies of, all records reasonably requested by the Pledgee.

(c) At any time and from time to time, upon the request of the Pledgee and at the expense of the Pledgor and Co-Pledgor promptly execute and deliver any and all such further instruments and documents and will cause such opinions of counsel to be delivered and will take such further action as may be deemed necessary or desirable in the reasonable discretion of the Pledgee to obtain, maintain and perfect the security interest granted hereby, including, without limitation, the provision of all instruments and documents reasonably necessary to perfect the security interest granted hereby under Article 8 of Uniform Commercial Code as in effect in New York (the “UCC”), and execute and deliver one or more proxies, powers of attorney, orders, notices, statements, agreements or other writings.

(d) Not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock, or create, incur or permit to exist any adverse claim or Lien with respect to any of the Pledged Stock, or any interest therein, or any proceeds thereof, except for the security interest provided for by this Agreement.

(e) Require the Pledgee to present, send or file any claim or notices, perform any services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for any insurance, pay any taxes or other charges, make any demand, make any inquiry as to the nature or sufficiency of any payment received by them or take any action of any kind in connection with the management thereof, and the Pledgee's only duty with respect thereto shall be to use reasonable care in the custody and preservation of the Security Interest while the Security Interest is in its actual possession, which shall not include any steps necessary to preserve rights against prior or third parties.

(f) File, record, make, execute and deliver all such acts, deeds, things, notices and instruments as may be reasonably necessary or desirable to vest in and assure to the Pledgee a continuing first priority security interest in and to the collateral and the enforcement of, and giving effect to, the rights, remedies and powers hereunder.

(g) In the event that all or any part of the securities constituting the Security Interest are lost, destroyed or wrongfully taken while such securities are in the possession of the Pledgee, cause the issuance of new securities in place of the lost, destroyed or wrongfully taken securities upon request therefor by the Pledgee without the necessity of the provision by the Pledgee of any indemnity bond or other security, other than the Pledgee's agreement of indemnity therefor.

(h) Not redeem, or permit the redemption, of any part of the Security Interest, or sell or permit the sale or other transfer of any of the Pledged Stock.

(i) Not declare, or permit the declaration of, any dividends on or make any distribution in respect of the Pledged Stock, or purchase, redeem or acquire for value any shares of the Pledged Stock.

(j) Not take any action which the Pledgee may reasonably request in order for the Pledgee to obtain and enjoy the full rights and benefits granted to it by this Agreement and the Note.

6. Voting Rights. Unless and until an Event of Default shall have occurred and be continuing, the Pledgor and the Co-Pledgor shall retain the right to vote the Pledged Stock and to give consents, waivers and ratifications in respect of the Pledged Stock. Subject to the receipt of all required regulatory approvals, once an Event of Default shall have occurred and so long as it is continuing, the Pledgee shall have the right to vote the Pledged Stock and to give consents, waivers and ratification in respect of the Pledged Stock.

7. Events of Default. The occurrence of an Event of Default under the Note shall constitute an Event of Default hereunder.

8. Rights and Remedies Upon an Event of Default. If an Event of Default shall have occurred and be continuing, subject to the receipt of all required regulatory approvals:

(a) The Pledgee shall, after giving written notice to the Pledgor and Co-Pledgor specifying the action to be taken, register any or all shares of the Pledged Stock held by the Pledgee in the name of the Pledgee.

(b) The Pledgee may demand, sue for, collect or make any compromise or settlement the Pledgee deems suitable in respect of the Pledged Stock held by it hereunder.

(c) The Pledgee shall have all of the rights and remedies with respect to the Pledged Stock of a secured party under the UCC.

(d) The Pledgee may, upon fifteen (15) days prior written notice to the Pledgor and Co-Pledgor of the time and place, with respect to the Pledged Stock, sell, lease, assign or otherwise dispose of all or any of such Pledged Stock, at such place or places as the Pledgee deems best, and for cash or on credit for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to erect any such disposition or of time or place thereof (except such notice as is required hereunder or by applicable statute and cannot be waived) and the Pledgee or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Pledged Stock so disposed of at public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of the Pledgor and Co-Pledgor, any such demand, notice or right and equity being hereby expressly waived and released. The net proceeds of any sale of Pledged Stock pursuant to this Section 8 shall be applied first to the repayment of the outstanding principal and accrued interest under the Note and any reasonable costs and expenses of Pledgee (including attorney's fees) incurred by Pledgee in enforcing its rights under this Agreement and only after so applying such net proceeds and after such payment need the Pledgee account for the surplus, if any, to the Pledgor or Co-Pledgor or his successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

9. Private Sale and Compliance with Law.

(a) The Pledgee shall incur no liability as a result of the sale of the Pledged Stock, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Pledgor and Co-Pledgor hereby waive any claim against the Pledgee arising by reason of the fact that the price at which the Pledged Stock may have been sold at such a private sale conducted in a commercially reasonable manner was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the loan amount of the Note, even if the Pledgee accepts the first offer received and does not offer the Pledged Stock to more than one offeree.

(b) The Pledgor and Co-Pledgor agrees that in any sale of any of the Pledged Stock whenever an Event of Default shall have occurred and be continuing, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or require that such prospective bidders and purchasers be persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Stock), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor and Co-Pledgor further agree that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable or accountable to the Pledgor and Co-Pledgor for any discount allowed by the reason of the fact that such Pledged Stock is sold in compliance with any such limitation or restriction.

10. Retention of Collateral. Notwithstanding any provision of this Agreement to the contrary and subject to the receipt of all required regulatory approvals, the Pledgee may in its discretion retain all or a portion of the Security Interest in satisfaction of any or all due and payable obligations under the Note. The portion of the Security Interest that may in its discretion be retained by the Pledgee in satisfaction of such obligations shall be that portion having a fair market value or cash value, as applicable, equal to the amount of such obligations at the time such public or private sale would have been held. Such fair market value or cash value, as applicable, shall be determined jointly by the Pledgor and Co-Pledgor and the Pledgee, and the parties hereby agree to cooperate in such determination. In the event that the parties are unable to agree on such fair market value or cash value, as applicable, it shall be determined by a recognized actuarial or accounting firm jointly selected by the Pledgor and the Pledgee. All expenses of such determination, including without limitation the fees and expenses of such actuarial or accounting firm, shall he borne by the Pledgor.

11. Further Assurances. The Pledgor and Co-Pledgor agree that at any time and from time to time upon the written request of the Pledgee, it will execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request in order to effect the purposes of this Agreement.

12. No Waiver; Cumulative Remedies. The Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, and then only to the extent therein set forth. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Pledgee of any right, power or privilege hereunder, shall operate as a waiver thereof by the Pledgee; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13. Notices. All communications, notices, instructions or demands given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or on the third business day after the same is mailed by prepaid registered or certified mail addressed to, or when sent by facsimile to, the party for whom intended, as follows, or to such other address as may be furnished by such party by notice in the manner provided herein:

To the Pledgor: EZ2 Companies.com., Inc.

200 SE First Street, Suite 602

Miami, Florida 33131

Attention: Mr. Otto Bethlen

To the Co-Pledgor: Otto Bethlen

200 SE First Street, Suite 602

Miami, Florida 33131

To the Pledgee: Robert Weidenbaum

1300 Coral Way, Suite 308

Miami, Florida 33145

14. Waivers, Amendments. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgor and the Pledgee.

15. Indemnification. Without limitation of any of the provisions of the Note, Pledgor hereby covenants and agrees to pay, indemnify, and hold the Pledgee harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement, provided, however, that the Pledgor shall have no obligation hereunder with respect to indemnified liabilities directly or primarily arising from, the willful misconduct or gross negligence of the Pledgee. The provisions in this Section 15 shall survive repayment of the loan facility under the Note and termination of this Agreement.

16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the Pledgor and the Pledgee. The benefits of this Agreement may not be assigned or transferred by the Pledgee without the prior written consent of the Pledgor. The rights and obligations of the Pledgor may not be assigned or transferred by the Pledgor without the prior written consent of the Pledgee.

17. Governing Law; Severability; Submission to Jurisdiction.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND FULLY TO BE PERFORMED THEREIN BY RESIDENTS THEREOF. The provisions of this Agreement are severable and if any clause or provisions shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

(b) THE PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT LOCATED IN NEW YORK CITY OR ANY FEDERAL COURT LOCATED IN NEW YORK CITY FOR THE ADJUDICATION OF ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT AND CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL TO ITS ADDRESS SET FORTH IN SECTION 13 HEREOF OUT OF ANY SUCH COURT. NOTHING CONTAINED IN THE FOREGOING SHALL AFFECT THE RIGHT OF THE PLEDGEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER OR TO BRING ANY PROCEEDING HEREUNDER OR UNDER THE NOTE IN ANY JURISDICTION WHERE THE BORROWER MAY BE AMENABLE TO SUIT. THE BORROWER HEREBY WAIVES ANY CLAIM THAT ANY NEW YORK STATE COURT LOCATED IN NEW YORK CITY OR ANY FEDERAL COURT LOCATED IN NEW YORK CITY IS AN INCONVENIENT FORUM.

18. Termination.

(a) This Agreement shall terminate upon the payment in full of the obligations under the Note.

(b) Upon termination of this Agreement, the Pledgee shall deliver the Pledged Stock to the Pledgor and Co-Pledgor and all instruments evidencing the Pledged Stock and necessary to transfer such Pledged Stock, and the Pledgee will execute and deliver to the Pledgor all such further agreements and instruments as the Pledgor and Co-Pledgor shall reasonably request in order to terminate the security interest in the Pledged Stock and this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the day and year first above written.

EZ2 COMPANIES.COM, INC.

By: ___/s/ Otto Bethlen_____

Name: Otto Bethlen

Title: President

______/s/ Otto Bethlen________

Otto Bethlen

_____/s/ Robert Weidenbaum___

Robert Weidenbaum